UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2002
                                                           -------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22278                 06-1377322
------------------------------   -------------------------  --------------------
(State or other jurisdiction      Commission File Number    (I.R.S. Employer
    of incorporation or                                     Identification No.)
        organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K



Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  On July 23, 2002, the Board of Directors of New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, declared a quarterly cash dividend of $0.20 per share, payable on August 15, 2002 to shareholders of record as of August 5, 2002.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  (a) No financial statements of businesses acquired are required.

                  (b)  No pro forma financial information is required.

                  (c) Attached as an exhibit is the Company's news release dated July 24, 2002 announcing the declaration of a quarterly cash dividend of $0.20 per share payable on August 15, 2002 to shareholders of record as of August 5, 2002.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Regulation FD Disclosure

                  Not applicable.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   July 23, 2002                        NEW YORK COMMUNITY BANCORP, INC.
-------------------
       Date


                                        /s/ Joseph R. Ficalora
                                        -------------------------------------
                                        Joseph R. Ficalora
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX


99.1 News release dated July 24, 2002 announcing the Board of Directors' declaration of a quarterly cash dividend of $0.20 per share payable on August 15, 2002 to shareholders of record as of August 5, 2002.